UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2005 (July 11, 2005)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15957 (Commission file number)	95-4180883 (I.R.S. Employer Identification No.)

21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices)

(818) 734-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item  5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Karen Clark resigned as Senior Vice President and Chief Financial Officer of Capstone Turbine Corporation as of July 11, 2005.

Effective July 11, 2005, Walter “Chuck” McBride, 53, has been appointed Executive Vice President and Chief Financial Officer of Capstone Turbine Corporation.

From April 2000 until May 2005, Mr. McBride was employed by First Consulting Group Inc. (“FCG”), an information technology services company, as Executive Vice-President and Chief Financial Officer. Prior to his employment with FCG, Mr. McBride served as Chief Financial Officer for Kistler Aerospace, Unplugged Communications, and Emulex.

The full text of the press release issued in connection with the resignation of Ms. Clark and the appointment of Mr. McBride is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section  9 – Financial Statements and Exhibits

Item  9.01  Financial Statements and Exhibits

Exhibits

99.1	Press Release issued by Capstone Turbine Corporation on July 12, 2005 announcing the resignation of Karen Clark as Senior Vice President and Chief Financial Officer and the appointment of Walter McBride as Chief Financial Officer.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION (Registrant)
Date: July 12, 2005	By:	/s/ John Tucker
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Capstone Turbine Corporation on July 12, 2005.